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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 30, 2003


 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through
      Trust 2003-27, Mortgage Pass-Through Certificates, Series 2003-27).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

         Delaware                      333-103821               95-4449516
----------------------------           ----------               ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)


4500 Park Granada
Calabasas, California                                          91302
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(Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        -------------------------

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits:

        5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1).

        23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.



                                                   By: /s/ Darren Bigby
                                                       -----------------
                                                   Darren Bigby
                                                   Vice President



Dated:  May 30, 2003

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included
        in Exhibit 5.1)                                                      5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                                5